Exhibit 10.17

THIS PROMISSORY NOTE (“NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE MAKER (AS DEFINED BELOW) THAT SUCH REGISTRATION IS NOT REQUIRED.

Promissory Note

Principal Amount: $1,500,000	Dated as of August [ ], 2015

In recognition of past and continued services rendered, Sidoti Holding Company, LLC, a Delaware corporation (the “Maker”), promises to pay to the order of Gary Jacobs (the “Payee”), the principal sum of One Million Five Hundred Thousand Dollars and No Cents ($1,500,000) in lawful money of the United States of America, subject to the terms and conditions described below. This Note supersedes and replaces any outstanding notes from Maker to Payee.

1.	Definitions.
(a)	“IPO” means the first underwritten, firm commitment or best efforts public offering pursuant to an effective registration statement under the Securities Act, covering the offer and sale by Maker (or any successor or affiliated entity) of its equity securities.
2.	Principal.
(a)	Conditions. Payment of the principal balance of this Note and any obligation of Maker owed to Payee in connection with this Note is contingent on (i) the consummation of Maker’s IPO, and (ii) Payee’s continuous employment in good standing with Maker through the consummation of such IPO. Should Maker’s IPO not consummate or Payee fail to remain continuously employed in good standing with Maker through the consummation of Maker’s IPO, even if Payee’s employment is terminated for any reason prior to the IPO and Payee is later rehired, Payee is not entitled to any payment from or obligation of Maker under this Note.
(b)	Payment. The principal balance of this Note shall be payable by Maker by check or wire on the date on which and immediately after the time when Maker’s IPO closes. Maker will deduct and withhold amounts from amounts payable to Payee as required under applicable law. Under no circumstances shall any individual, including but not limited to any officer, director, employee or stockholder of Maker, be obligated personally for any obligations or liabilities of Maker hereunder.
3.	Interest. No interest shall accrue on the unpaid principal balance of this Note.

4.	Unfunded Arrangement. This Note represents an unfunded and unsecured promise and will not be deemed to create a trust or other secured or funded arrangement. Payee’s rights with respect to this Note will be of a general unsecured creditor of Maker, and under no circumstances will Payee have any other interest in any assets of Maker by virtue of this Note.
5.	No Rights as Stockholder; No Right to Continued Employment. Nothing in this Note will confer upon Payee any right as a stockholder or to continued employment with Maker or its affiliates or to interfere in any way with the right of Maker or its affiliates to terminate Payee’s employment at any time for any reason.
6.	Other Benefits. This Note is a special arrangement with Payee and will not be taken into account in computing the amount of Payee’s salary or compensation for purposes of determining any bonus, incentive, pension, retirement, death or other benefit under any bonus, incentive, pension, retirement, insurance or other employee benefit plan of Maker or its affiliates, unless such plan or agreement expressly provides otherwise.
7.	Governing Law. This Note will be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.
8.	No Obligation; Company Discretion. No provision of this Note will be interpreted to impose an obligation on Maker or its affiliates to consummate an IPO.
9.	Non-Alienation of Benefits. The Note will not be subject to alienation, transfer, assignment, garnishment, execution or levy of any kind, and any attempt to cause any Note to be so subjected will not be recognized.
10.	Severability. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Note to be duly executed by the undersigned as of the date first written above.

Sidoti Holding Company, LLC

By:__________________________
Name: Peter T. Sidoti
Title: Manager

Agreed and accepted by Payee as of the date first written above:

By:__________________________
Name: Gary Jacobs
Title: Director of Trading, Sidoti & Company, LLC

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